UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

EVIO, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-12350	47-1890509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (541) 633-5468

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information required by this item is included under Item 3.02 of this Current Report on Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Private Placement

On January 30, 2018, the Company issued and 5,973 units of 8% unsecured convertible debentures, with aggregate principal amount of US $5,973,000.

Each Unit consists of one convertible debenture (a "Debenture") with a principal face value or denomination of US$1,000, and share purchase warrants (each, a "Warrant") in the amount of 250 Warrants per Unit/Debenture.

Each whole Warrant shall entitle the holder thereof to purchase one additional common share of the Offeror (each a "Warrant Share") at an exercise price of US $0.80 per Warrant Share for a period of 24 months after the closing of the Offering.

Convertible Debentures have a maturity date of 36 months from issuance. Simple interest shall be paid on a simple basis at a rate of 8% per annum. It shall be paid quarterly in arrears until maturity or until conversion.

The principal amount of the Debentures and any accrued interest thereon will be convertible at the option of the Investor into common shares of the Offeror (the "Conversion Shares") at any time at a conversion price (the "Conversion Price") of US $0.60 per Conversion Share.

The Offering has been closed and was completed on a best efforts basis through lead agent and bookrunner Dominick Capital Corporation of Toronto, Canada. Dominick received an agency fee of 6% of the gross proceeds, in addition they received broker warrants equivalent to 6% of the fully converted shares at an exercise price of US $0.60.

We granted the securities to 78 non-U.S. persons (as that term is defined in Regulation S of the United States Securities Act of 1933, as amended) in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933.

On January 30, 2018, EVIO Inc. (the "Company") issued a press release in Canada announcing the closing of this financing. A copy of the press release is attached as Exhibit 99.1 to this Report.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Form of Debenture.
10.2	Form of Warrant.
99.1	Press Release, dated as of January 30, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNAL BAY, INC.

Date: January 31, 2018	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	Chief Executive Officer

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